MONTHLY SERVICER'S REPORT
                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                                                Settlement Date        2/28/2005
                                                Determination Date     3/10/2005
                                                Distribution Date      3/15/2005

I.     All Payments on the Contracts                                                                                  1,899,580.82
II.    All Liquidation Proceeds on the Contracts with respect to Principal                                               36,052.81
III.   Repurchased Contracts                                                                                                  0.00
IV.    Investment Earnings on Collection Account                                                                              0.85
V.     Servicer Monthly Advances                                                                                         45,749.46
VI.    Distribution from the Reserve Account                                                                                  0.00
VII.   Deposits from the Pay-Ahead Account (including Investment Earnings)                                                4,737.20
VIII.  Transfers to the Pay-Ahead Account                                                                                (5,696.15)
IX.    Less:  Investment Earnings distributions
       (a)  To Sellers with respect to the Collection Account                                                                (0.85)
       (b)  To Sellers with respect to the Pay-Ahead Account                                                                  0.00
X.     Deposit in error                                                                                                       0.00
Total available amount in Collection Account                                                                        $ 1,980,424.14
                                                                                                                    ==============
DISTRIBUTION AMOUNTS                                                         Cost per $1000
--------------------                                                         --------------

1.     (a)  Class A-1 Note Interest Distribution                                                           0.00
       (b)  Class A-1 Note Principal Distribution                                                          0.00
            Aggregate Class A-1 Note Distribution                              0.00000000                                     0.00

2.     (a)  Class A-2 Note Interest Distribution                                                           0.00
       (b)  Class A-2 Note Principal Distribution                                                          0.00
            Aggregate Class A-2 Note Distribution                              0.00000000                                     0.00

3.     (a)  Class A-3 Note Interest Distribution                                                           0.00
       (b)  Class A-3 Note Principal Distribution                                                          0.00
            Aggregate Class A-3 Note Distribution                              0.00000000                                     0.00

4.     (a)  Class A-4 Note Interest Distribution                                                           0.00
       (b)  Class A-4 Note Principal Distribution                                                          0.00
            Aggregate Class A-4 Note Distribution                              0.00000000                                     0.00

5.     (a)  Class A-5 Note Interest Distribution                                                           0.00
       (b)  Class A-5 Note Principal Distribution                                                          0.00
            Aggregate Class A-5 Note Distribution                              0.00000000                                     0.00

6.     (a)  Class A-6 Note Interest Distribution                                                           0.00
       (b)  Class A-6 Note Principal Distribution                                                          0.00
            Aggregate Class A-6 Note Distribution                              0.00000000                                     0.00

7.     (a)  Class A-7 Note Interest Distribution                                                           0.00
       (b)  Class A-7 Note Principal Distribution                                                          0.00
            Aggregate Class A-7 Note Distribution                              0.00000000                                     0.00

8.     (a)  Class A-8 Note Interest Distribution                                                           0.00
       (b)  Class A-8 Note Principal Distribution                                                          0.00
            Aggregate Class A-8 Note Distribution                              0.00000000                                     0.00

9.     (a)  Class A-9 Note Interest Distribution                                                           0.00
       (b)  Class A-9 Note Principal Distribution                                                          0.00
            Aggregate Class A-9 Note Distribution                              0.00000000                                     0.00

10.    (a)  Class A-10 Note Interest Distribution                                                     54,251.36
       (b)  Class A-10 Note Principal Distribution                                                 1,596,282.06
            Aggregate Class A-10 Note Distribution                            25.39282190                             1,650,533.42

11.    (a)  Class B Certificate Interest Distribution                                                244,679.31
       (b)  Class B Certificate Principal Distribution                                                     0.00
            Aggregate Class B Certificate Distribution                         5.45000000                               244,679.31

12.    Servicer Payment
       (a)  Servicing Fee                                                                             22,964.72
       (b)  Reimbursement of prior Monthly Advances                                                   46,818.51
            Total Servicer Payment                                                                                       69,783.23

13.  Deposits to the Reserve Account                                                                                     15,428.18

Total Distribution Amount                                                                                           $ 1,980,424.14
                                                                                                                    ==============


Chase RV97A                       Page 1 of 4

Reserve Account distributions:
------------------------------

       (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                     0.00
       (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                          0.00
       (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                                0.00
       (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                     0.00
                Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                     $         0.00
                                                                                                 ==============

           INTEREST
-------------------------------

1.   Current Interest Requirement
       (a)  Class A-1 Notes           @ 5.598%                                                             0.00
       (b)  Class A-2 Notes           @ 5.852%                                                             0.00
       (c)  Class A-3 Notes           @ 5.919%                                                             0.00
       (d)  Class A-4 Notes           @ 6.020%                                                             0.00
       (e)  Class A-5 Notes           @ 6.050%                                                             0.00
       (f)  Class A-6 Notes           @ 6.130%                                                             0.00
       (g)  Class A-7 Notes           @ 6.140%                                                             0.00
       (h)  Class A-8 Notes           @ 6.230%                                                             0.00
       (i)  Class A-9 Notes           @ 6.320%                                                             0.00
       (j)  Class A-10 Notes          @ 6.370%                                                        54,251.36
                Aggregate Interest on Notes                                                                              54,251.36
       (k)  Class B Certificates      @ 6.540%                                                                          244,679.31

2.   Remaining Interest Shortfall
       (a)  Class A-1 Notes                                                                                0.00
       (b)  Class A-2 Notes                                                                                0.00
       (c)  Class A-3 Notes                                                                                0.00
       (d)  Class A-4 Notes                                                                                0.00
       (e)  Class A-5 Notes                                                                                0.00
       (f)  Class A-6 Notes                                                                                0.00
       (g)  Class A-7 Notes                                                                                0.00
       (h)  Class A-8 Notes                                                                                0.00
       (i)  Class A-9 Notes                                                                                0.00
       (j)  Class A-10 Notes                                                                               0.00
       (k)  Class B Certificates                                                                           0.00

3.   Total Distribution of Interest                                          Cost per $1000
                                                                             --------------
       (a)  Class A-1 Notes                                                    0.00000000                  0.00
       (b)  Class A-2 Notes                                                    0.00000000                  0.00
       (c)  Class A-3 Notes                                                    0.00000000                  0.00
       (d)  Class A-4 Notes                                                    0.00000000                  0.00
       (e)  Class A-5 Notes                                                    0.00000000                  0.00
       (f)  Class A-6 Notes                                                    0.00000000                  0.00
       (g)  Class A-7 Notes                                                    0.00000000                  0.00
       (h)  Class A-8 Notes                                                    0.00000000                  0.00
       (i)  Class A-9 Notes                                                    0.00000000                  0.00
       (j)  Class A-10 Notes                                                   0.83463636             54,251.36
                Total Aggregate Interest on Notes                                                                        54,251.36
       (k)  Class B Certificates                                               5.45000000                               244,679.31


           PRINCIPAL
--------------------------------
                                                                             No. of Contracts
                                                                             ----------------
1.   Amount of Stated Principal Collected                                                            963,483.54
2.   Amount of Principal Prepayment Collected                                      73                529,710.64
3.   Amount of Liquidated Contract                                                  7                103,087.88
4.   Amount of Repurchased Contract                                                 0                      0.00

     Total Formula Principal Distribution Amount                                                                      1,596,282.06

5.   Principal Balance before giving effect to Principal Distribution                           Pool Factor
                                                                                                -----------
       (a)  Class A-1 Notes                                                                      0.0000000                    0.00
       (b)  Class A-2 Notes                                                                      0.0000000                    0.00
       (c)  Class A-3 Notes                                                                      0.0000000                    0.00
       (d)  Class A-4 Notes                                                                      0.0000000                    0.00
       (e)  Class A-5 Notes                                                                      0.0000000                    0.00
       (f)  Class A-6 Notes                                                                      0.0000000                    0.00
       (g)  Class A-7 Notes                                                                      0.0000000                    0.00
       (h)  Class A-8 Notes                                                                      0.0000000                    0.00
       (i)  Class A-9 Notes                                                                      0.0000000                    0.00
       (j)  Class A-10 Notes                                                                     0.1572313           10,220,037.05
       (k)  Class B Certificates                                                                 1.0000000           44,895,285.54


Chase RV97A                       Page 2 of 4

6.   Remaining Principal Shortfall
       (a)  Class A-1 Notes                                                                                                   0.00
       (b)  Class A-2 Notes                                                                                                   0.00
       (c)  Class A-3 Notes                                                                                                   0.00
       (d)  Class A-4 Notes                                                                                                   0.00
       (e)  Class A-5 Notes                                                                                                   0.00
       (f)  Class A-6 Notes                                                                                                   0.00
       (g)  Class A-7 Notes                                                                                                   0.00
       (h)  Class A-8 Notes                                                                                                   0.00
       (i)  Class A-9 Notes                                                                                                   0.00
       (j)  Class A-10 Notes                                                                                                  0.00
       (k)  Class B Certificates                                                                                              0.00

7.   Principal Distribution                                                  Cost per $1000
                                                                             --------------
       (a)  Class A-1 Notes                                                    0.00000000                                     0.00
       (b)  Class A-2 Notes                                                    0.00000000                                     0.00
       (c)  Class A-3 Notes                                                    0.00000000                                     0.00
       (d)  Class A-4 Notes                                                    0.00000000                                     0.00
       (e)  Class A-5 Notes                                                    0.00000000                                     0.00
       (f)  Class A-6 Notes                                                    0.00000000                                     0.00
       (g)  Class A-7 Notes                                                    0.00000000                                     0.00
       (h)  Class A-8 Notes                                                    0.00000000                                     0.00
       (i)  Class A-9 Notes                                                    0.00000000                                     0.00
       (j)  Class A-10 Notes                                                  24.55818554                             1,596,282.06
       (k)  Class B Certificates                                               0.00000000                                     0.00

8.   Principal Balance after giving effect to Principal Distribution                            Pool Factor
                                                                                                -----------
       (a)  Class A-1 Notes                                                                      0.0000000                    0.00
       (b)  Class A-2 Notes                                                                      0.0000000                    0.00
       (c)  Class A-3 Notes                                                                      0.0000000                    0.00
       (d)  Class A-4 Notes                                                                      0.0000000                    0.00
       (e)  Class A-5 Notes                                                                      0.0000000                    0.00
       (f)  Class A-6 Notes                                                                      0.0000000                    0.00
       (g)  Class A-7 Notes                                                                      0.0000000                    0.00
       (h)  Class A-8 Notes                                                                      0.0000000                    0.00
       (i)  Class A-9 Notes                                                                      0.0000000                    0.00
       (j)  Class A-10 Notes                                                                     0.1326732            8,623,754.99
       (k)  Class B Certificates                                                                 1.0000000           44,895,285.54


            POOL DATA
--------------------------------                                                                   Aggregate
                                                                           No. of Contracts    Principal Balance
                                                                           ----------------    -----------------

1.     Pool Stated Principal Balance as of  2/28/2005                           2,824             53,519,040.53

2.     Delinquency Information                                                                                    % Delinquent
                                                                                                                  ------------
       (a) 31-59 Days                                                              42              1,028,798.79       1.922%
       (b) 60-89 Days                                                              17                304,826.54       0.570%
       (c) 90-119 Days                                                              8                101,725.70       0.190%
       (d) 120 Days +                                                              33                720,618.77       1.346%


3.     Contracts Repossessed during the Due Period                                  3                130,717.68

4.     Current Repossession Inventory                                              10                335,709.03

5.     Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                   7                103,087.88
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                    36,052.81
                                                                                                  -------------
       Total Aggregate Net Losses for the preceding Collection Period                                                    67,035.07

6.     Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                    201,125.33

7.     Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)        1,490                                23,001,335.35

8.     Weighted Average Contract Rate of all Outstanding Contracts                                                          9.110%

9.     Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                             56.940


Chase RV97A                       Page 3 of 4

       TRIGGER ANALYSIS
--------------------------------

1.   (a)  Average Delinquency Percentage                                        2.777%
     (b)  Delinquency Percentage Trigger in effect ?                                              YES

2.   (a)  Average Net Loss Ratio                                                0.025%
     (b)  Net Loss Ratio Trigger in effect ?                                                      NO
     (c)  Net Loss Ratio (using ending Pool Balance)                            0.144%

3.   (a)  Servicer Replacement Percentage                                       0.059%
     (b)  Servicer Replacement Trigger in effect ?                                                NO



         MISCELLANEOUS
--------------------------------

1.   Monthly Servicing Fees                                                                                              22,964.72

2.   Servicer Advances                                                                                                   45,749.46

3.     (a)  Opening Balance of the Reserve Account                                                                    8,634,588.05
       (b)  Deposits to the Reserve Account                                                           15,428.18
       (c)  Investment Earnings in the Reserve Account                                                13,336.27
       (d)  Distribution from the Reserve Account                                                          0.00
       (e)  Ending Balance of the Reserve Account                                                                     8,663,352.50

4.   Specified Reserve Account Balance                                                                                8,973,952.86

5.     (a)  Opening Balance in the Pay-Ahead Account                                                                     65,937.70
       (b)  Deposits to the Pay-Ahead Account from the Collection Account                              5,696.15
       (c)  Investment Earnings in the Pay-Ahead Account                                                   0.00
       (d)  Transfers from the Pay-Ahead Account to the Collection Account                            (4,737.20)
       (e)  Ending Balance in the Pay-Ahead Account                                                                      66,896.65



Chase RV97A                       Page 4 of 4